T. Rowe Price Real Assets Fund

Supplement to Prospectus Dated May 1, 2018

On page 6, the portfolio manager table under “Management” is supplemented as follows:

Effective August 31, 2018, Richard A. Coghlan and Christopher Faulkner-MacDonagh will join Wyatt A. Lee as the fund’s co-portfolio managers and Cochairmen of the fund’s Investment Advisory Committee. Mr. Coghlan joined T. Rowe Price in 2017 and Mr. Faulkner-MacDonagh joined T. Rowe Price in 2016. Effective January 1, 2019, Mr. Lee will step down from his responsibilities as a co-portfolio manager, and Messrs. Coghlan and Faulkner-MacDonagh will continue to serve as the fund’s co-portfolio managers and Cochairmen of the fund’s Investment Advisory Committee.

On page 9, the disclosure under “Portfolio Management” is supplemented as follows:

Effective August 31, 2018, Richard Coghlan and Chris Faulkner-MacDonagh will join Wyatt A. Lee as Cochairmen of the fund’s Investment Advisory Committee. Mr. Coghlan joined the Firm in 2017 and his investment experience dates from 1997. Since joining the Firm, he has served as a portfolio manager in the Multi-Asset Division of T. Rowe Price. Prior to joining the Firm, he worked as a fund manager and the head of Multi-Asset Asia for Schroders Investment Management. Mr. Faulkner-MacDonagh joined the Firm in 2016 and his investment experience dates from 1998. Since joining the Firm, he has served as a portfolio strategist. Prior to joining the Firm, he worked as a market strategist at Standard Life Investments and as a senior economist at Ziff Brothers Investments. Effective January 1, 2019, Mr. Lee will step down from his responsibilities as a Cochairman of the fund’s Investment Advisory Committee, and Messrs. Coghlan and Faulkner-MacDonagh will continue as the fund’s co-portfolio managers and Cochairman of the fund’s Investment Advisory Committee.

The date of this supplement is August 14, 2018.

F176-041 8/14/2018